THE INDIA FUND, INC.
                                 Semiannual Report
                                     June 30, 1997











                            ADVANTAGE ADVISERS, INC.

                              The India Fund, Inc.



                                                                 August 15, 1997

Dear Fund Shareholder,


We are pleased to present you with the unaudited financial statements of The India Fund, Inc. (the "Fund") for the first half of the fiscal year beginning January 1, 1997. In the following pages Barclays Global Investors International, Inc., the Fund's Investment Adviser until August 1, 1997 provides a detailed look at the Fund's investments and allocations, as well as the economic and market conditions in India during the six months ended June 30. On June 30, 1997, the Fund's common stock closed on the New York Stock Exchange at $9.56 per share, a 1.14% discount to its net asset value (NAV) of $9.67 per share.

In the first half of 1997, political volatility had a powerful influence on the Indian market. With investors looking for relative security, investments in blue-chip, market-leading companies once again increased as larger-capitalization stocks continued to outperform their mid- and small-cap counterparts. Over this period, the Fund's NAV rose 27.9%, compared to IFC Index's return of 35.5% and the Dollex's return of 32.1%. The Fund's investment in large-capitalization stocks increased relative to their mid- and small-cap counterparts in order to take advantage of potential opportunities in the market. At June 30, the Fund's investments were allocated approximately 60% in A Group Stocks (which tend to be large-cap stocks) and 40% in B Group Stocks (which tend to be both mid- and small-cap stocks). We will continue to consider opportunities across all market capitalizations and to adopt a flexible approach consistent with our market outlook.

Over the period, the Indian economy has continued to maintain its high level of growth and, while slightly lower than fiscal '96, GDP growth for fiscal '97 is estimated to be 6.8%. Despite such growth, interest rates continued to fall over the period and the Investment Adviser believes this will help spur industrial production and, likewise, corporate earnings growth in fiscal '98. With such fundamentals in line, the Investment Adviser believes that the Indian economy will continue to develop and expand over the long term.

As previously reported, effective August 1, 1997, Punita Kumar-Sinha of Advantage Advisers, Inc., the Fund's Investment Manager, assumed responsibility for the portfolio management of the Fund. Future shareholder reports will reflect Ms. Kumar-Sinha's analysis of the Indian market and economy, as well as her views on the various sectors and companies in which the Fund has invested.

Finally, on July 22, 1997, Oppenheimer Group Inc. and Oppenheimer Equities, Inc. agreed to sell all of the stock of Oppenheimer Holding, Inc., the indirect parent company of the Investment Manager, to CIBC Wood Gundy Securities Corp. This transaction will result in a change of control of the Investment Manager and, in accordance with the Investment Company Act, requires shareholder approval of new investment advisory agreements for the Fund with the Investment Manager and the Investment Adviser. The new agreements will be considered at an upcoming special meeting of shareholders of the Fund.

If you have questions about the Fund, please call our toll-free number, (800) 421-4777. On behalf of the Board of Directors, thank you for your participation in The India Fund.

Sincerely,


/s/ Alan Rappaport

Alan Rappaport
Chairman

Report of the Investment Adviser                            The India Fund, Inc.
Semiannual Report, June 30, 1997


Overview of India's Stock Markets

Despite some political volatility, positive momentum built up through the first six months of the year in the Indian stock markets. Equity market interest was inspired by rapidly declining yields in the local bond market, the result of the looser monetary policy followed by the Reserve Bank of India. Foreign investors were somewhat left behind by the rally and bid up stocks furiously at the end of the period, partly due to the perception of India as a safe haven from problems elsewhere in Asia.

The stock market revival from the lows of December continued into January. At the end of February, Mr. Chidambaram, the Finance Minister of the United Front coalition government, delivered on promises of market-boosting reforms with an investor- and business-friendly tax cutting budget. The market surged 12% in three trading sessions following his speech. These gains, however, were capped by unexpected political turmoil at the end of March, which resulted in the resignation of Mr. Deve Gowda and the subsequent swearing in of Mr. I.K. Gujral as the new Prime Minister.

Corporate results for the year ending March 1997 were generally disappointing. Profit growth figures reported by Indian companies were at decade lows. A survey of nearly 600 companies showed sales growth slowing to 11%. Operating margins fell slightly, indicating an inability to pass on cost increases to consumers, such that operating profits rose an overall 3.5%. Bottom-line figures were depressed by sharply increased tax and interest costs, resulting in an average net earnings decline of 6%. The market reaction to these results was generally muted, however, showing that the weak numbers had been generally factored into market expectations and, as the market continued to rise, attention was focused increasingly on the profits rebound expected in fiscal '98.


Politics

Politics had a powerful influence on the Indian stock markets in the first half of 1997. The credibility of the United Front (UF) government was boosted by the warm reception given to the end-February budget, but, a month later, the Congress Party unexpectedly withdrew its essential parliamentary support for the coalition. The UF could not command a majority in the lower house of parliament on its own, and so had been reliant for its survival on external support, most importantly from the 148 seats controlled by the Congress Party. Without the backing of Congress Party leader Mr. Sitaram Kesri, the Prime Minister Mr. Deve Gowda had no chance in the inevitable confidence motion in parliament. His loss and subsequent resignation precipitated a volatile period for the stock markets as the parties negotiated the formation of a new government. Another election seemed inevitable, but the Congress Party finally promised to renew support for the coalition, subject to the UF appointing a new leader. Thus the 77-year-old ex-Foreign Minister, Mr. Inder Kumar Gujral, was sworn in as the new Prime Minister of India. He immediately endeared himself to the financial community by committing to the "deepening and widening" of India's economic reforms.


Economics

Industrial production growth decelerated to 6.7% in the year ended March 1997, a significant drop from the 11.9% recorded in fiscal '96. This was the inevitable outcome of the high real interest rate environment of the previous two years. Yet fiscal '97 GDP growth is still estimated to come in at

6.8%, while fiscal '96 GDP growth has been raised up to 7.1%. The surprising maintenance of this high level of growth is largely due to the strength of the agricultural sector. Agriculture comprises over a quarter of GDP and produced its strongest performance since 1989, sufficient to mask the weakness in the manufacturing sector.

Mr. Chidambaram's budget speech at the very end of February was greeted with euphoria in financial circles and much of the media. He announced wide-ranging tax cuts for both individuals and corporations, with the aim of raising consumer spending and industrial investment to achieve a target of 7.0% GDP growth in fiscal '98. Other proposals included the abolition of double taxation on dividends, higher limits for foreign portfolio ownership in Indian stocks and legislation enabling share buybacks. With the personal tax cut came a drive to improve tax compliance, aiming to double India's present base of twelve million taxpayers within three years. The government's ability to meet revenue collection targets was viewed with skepticism in some quarters, given the sweeping nature of the tax cuts. However, direct tax collections from both corporate and personal taxes rose during the quarter ended June 1997, primarily as a result of the minimum tax on profits now levied on Indian corporations.

Despite the tax cuts, the budget deficit target was set at 4.5% of GDP for fiscal '98, down from the 5.2% estimate for fiscal '97. Much of the budget deficit decrease has been achieved through government expenditure cuts. Over the period, the Disinvestment Commission established by the UF administration recommended several forms of sales of state-owned enterprises, including full privatization and issuance of equity in the market to the market or strategic investors. Importantly, the rationale behind this disinvestment was not only to augment government receipts, but also to enhance competitiveness and profitability amongst public companies.

Interest rates continued to fall across the period. The prime lending rates of major banks were down to 13.5% by the end of June, representing a drop of 300 basis points since the beginning of fiscal '97. Yields in the government Treasury bill market also declined sharply, particularly at the short-dated end; coupon rates on 91 day paper fell almost 600 basis points to just over 6% in the twelve months to June 1997. In April, the Reserve Bank of India (RBI) announced its monetary policy for the first half of fiscal '98. The main features were that the reference bank rate was reduced, credit reserve requirements were eased further, greater freedom was allowed to banks in taking credit decisions and regulations were relaxed in the foreign exchange market. This was an important statement by the RBI, although rather drowned out by the political noise at the time. It sent a clear signal for bank lending rates to come down further, while accelerating the deregulation of the financial sector. However, the monetary stimulus has yet to have the desired effect, as industrial production remains stubbornly sluggish. Despite the apparent focus on growth, the RBI lowered its inflation target for fiscal '98 to 6%. Inflation (as indicated by the Wholesale Price Index) fell steadily over the period, due largely to lower food prices after the good winter harvest, to below 6% at the end of June. The average for fiscal '97 was 7.4%.


Performance

Despite a strong start to the period and a strong finish, the net asset value of The India Fund rose 27.9% between January 1st and June 30th, while the Dollex Index of 200 leading stocks rose 32.1% and the IFC Index rose 35.5%. The Fund's underperformance was concentrated in the middle of the period, when the markets were volatile and heavily influenced by political events. As is typical in such circumstances, investors sought the relative security of blue-chip, market leading stocks, while mid-capitalization stocks were once again left behind. In fact, the Mid-Cap 200 underperformed the

Dollex by 20% over the first half of the year. The number of holdings in the portfolio was further reduced during the buoyant market conditions over the period, from 160 to 130, at an obvious cost to Fund performance, although this restructuring process is largely complete now.


Portfolio Strategy

The market rally in 1997 has thus far been largely confined to a relatively narrow set of leading stocks and broad participation has been poor. At current index levels, valuations look stretched in certain blue-chip companies, while many mid-capitalization stocks with reasonable growth prospects are trading at attractive multiples. The rapidly-changing dynamics in the Indian economy have brought an unprecedented vulnerability to smaller operations, as both domestic and foreign competition has intensified, but stockmarket rejection of mid cap has been indiscriminate. By the end of the period, however, there were encouraging signs that this pattern was fading.

The industrial slowdown has continued longer than most commentators predicted, delayed by greater than expected inventory destocking, a result of over-production in fiscal '96 and the first half of '97. Analysts are decreasing estimates for financial results for the first half of fiscal '98. These numbers are likely to be depressed despite indications of a cyclical recovery, such as improvement in steel and cement dispatches and a recent increase in export volumes. In anticipation of an industrial rebound and given the historically low valuations of industrial stocks, the Fund's exposure to sectors geared to an increase in economic activity, was increased during the period, including steel, engineering and cement companies. Profits were taken in some aluminum companies after strong performance over the period. The India Fund's exposure to Indian pharmaceutical and technology companies again increased over the period. The Fund was effectively fully invested at the end of the period.


Our Outlook for India

Foreign portfolio investment reached its highest level in over a year in June and the domestic Indian mutual funds are seeing strong inflows, and so are likely to become sustained buyers of the Indian market for the first time in two years. Investors appear to be confident that a revival in Indian industrial production will soon come about. Lending rates have fallen sharply and financial sector reforms have opened up a number of new routes for Indian corporations to raise cheaper funds. Deposit rates are now so low as to make equity yields an attractive alternative for retail investors--some "B-group" stocks yield comfortably over 10%. This fundamental re-rating of equity valuations through lower background interest rates, combined with a consensus view for average profits growth of 20% in the current year, makes for a compelling investment story.

The Rupee has been stable against the dollar for over a year, and some suggest this real effective appreciation means the currency is now overvalued. However, in comparison with other Asian economies, India enjoys a low and manageable current account deficit, easily financed by foreign capital inflows, which are primarily of a long-term, non-speculative nature. Foreign exchange reserves have grown 45% to over $25 billion in the twelve months ended June. Although pressure is building from exporters to allow a small slippage in the exchange rate, we do not believe this will bring about any loss of confidence. Indeed it should be beneficial to the Fund given the "natural hedge" against Rupee weakness provided by our high proportion of dollar-earning companies, such as those in the technology sector.

There is always the possibility of political turmoil in India, particularly so with the coalition politics now prevailing. We do not see this as a significant cause for concern as there is a broad macro-economic policy consensus across the political spectrum. Political shocks have no more than a short-term effect on the Indian equity markets and present significant buying opportunities. In fact, the political risk to investors in India has probably diminished over the past year, as the UF government has made overtures of rapprochement with Pakistan, India's traditional rival. The two countries have agreed to talks on the future of Kashmir and there appears to be a personal warmth between the two new leaders, Mr. Gujral and his Pakistani counterpart Mr. Nawaz Sharif. There is great economic potential in this thawing of relations as trade between the two countries is negligible at present. This would be an appropriate way to commemorate this year's 50th anniversary of Indian and Pakistani independence.


Key Sector Holdings
Vehicles & Vehicle Components -- 12.3% of the Fund's total investments as of June 30, 1997

Automobiles, as well as commercial vehicles, suffered from sluggish demand in the first half of 1997, but tractors and motorcycles, for which demand is largely rural-based, grew strongly. In general, the industry segments insulated from the industrial slowdown have continued to perform ahead of the broader vehicles sector.

The tractor industry again achieved double-digit growth in sales volumes in fiscal '97, as agricultural output reached record levels. The share price of Punjab Tractors, India's only fully indigenous tractor manufacturer, continued its strong performance and the stock has become the Fund's second largest holding. Punjab Tractors now has an all-India market share of 15% due to sales growth at a compounded rate of 20% per annum over the last five years. We anticipate growth to continue at these levels for at least two years, and ongoing productivity improvements, along with economies of scale, mean that earnings should grow at twice this rate. Management has consistently exceeded expectations and the company generates sufficient cash flow to cover all of its planned capital expenditure for production volume growth.


Extractive Industries -- 11.6% of the Fund's total investments as of June 30, 1997

Globally, the outlook for the non-ferrous metals sector is bright for fiscal '98, largely because of higher prices forecast for aluminum and zinc. Demand currently exceeds supply in both these metals, as a result of accelerating global industrial production growth. This has quickly been translated into rising price as inventories, both with producers and at London Metal Exchange
(LME) warehouses, are generally at or near historic lows.

India has a globally competitive aluminum industry, with some of the lowest-cost producers in the world. Despite some profit-taking ahead of the usual metal price weakness during the northern hemisphere summer, Hindalco, India's largest private sector aluminum producer, remains the Fund's eighth largest holding. In addition to being well-positioned to capitalize on the expected rise in global aluminum prices, Hindalco should enjoy a production volume increase of at least 20% this year.

The price of zinc had reached a six-year high at June 30th, yet there is little sign of new supply coming onstream. LME inventories continue to fall, in response to strong consumption growth in the first half of 1997 and reduced supply due to mine closures. The Fund's exposure to zinc is through India's largest producer, Hindustan Zinc. After two years of declining earnings, we believe Hindustan Zinc is poised for a strong turnaround this year, based on increased production volumes, higher zinc prices and, most importantly, improvements in operational efficiencies.

Pharmaceuticals -- 11.4% of the Fund's total investments as of June 30, 1997

Indian law recognizes only "process patents" and not "product patents." For the pharmaceutical industry this means that anyone is free to sell products in India that are under patent protection overseas, as long as the manufacturing process differs. The growth of many Indian pharmaceutical companies has been based on this "reverse engineering" strategy, but, as a signatory to GATT (the General Agreement on Tariffs and Trade), India will enforce product patents recognition beginning in the year 2005. This means the traditional approach to growth will need to be modified. Investor focus will therefore increasingly be on which companies have the strategies to compete in the post-GATT world.

Ranbaxy Laboratories, the Fund's sixth largest holding, has invested in creating a marketing infrastructure overseas, particularly in western Europe and the U.S., through which it intends to sell products manufactured in India. To this end, the company has already filed five new drug applications with the U.S. FDA. In the domestic market, where it is currently the second largest player, Ranbaxy is concentrating on brand-building and diversifying its product portfolio into new therapeutic groups. Despite the costs of these investments, post-tax profits rose 11% in fiscal '97, export sales were up 27% and the company expanded its operating margins, reflecting its continuing move into higher margin products.


Technology -- 9.8% of the Fund's total investments as of June 30, 1997

The Indian information technology industry showed 38% growth in fiscal '97, within which software exports rose 55%, earning just over $1 billion. The U.S. accounts for two-thirds of this market, but the trend is increasingly away from the "export" of low-cost technicians to service clients on-site, towards higher-margin "off-shore" work, often in purpose-built software development centers in India linked to U.S. clients by state-of-the-art communications technology. We feel the growth of the industry is assured as companies with relatively high cost bases continue to "outsource" their information technology requirements. In addition, Indian companies are enthusiastically embracing the opportunities arising from the "year 2000 problem," whereby computers, especially mainframes, are expected to fail to recognize the new century. But, with the recent proliferation of software companies in India, however, employee turnover is becoming a significant constraint on growth as wage costs are rising around 25% per annum on average. The successful companies will be those that can progress towards value-added products and services rather than simply relying on being a source of cheap labor.

The Fund's largest holding in the sector is NIIT, the well-established information technology (IT) training company that now derives 40% of sales from exports of software services. In results for the six months ending March 1997, NIIT showed sales up 50% year-on-year with improved margins leading to a 68% rise in operating profit. For the Fund's second largest IT holding, Infosys Technologies, software exports provide around 90% of total revenues. Infosys has taken the lead in India in using developments in communications technology, such as the Internet, to provide clients with a "virtual office." It also leads in product development, having created branded products for inventory management, banking and year-2000 solutions. The result is that earnings grew 76% in fiscal '97 and the company currently has an order book worth 130% of last year's sales.

Petroleum Related -- 9.1% of the Fund's total investments as of June 30, 1997

Energy demand is driven by continued healthy economic growth and oil products are taking an increasing share of the energy market, replacing traditional sources like wood. Government regulation of refined petroleum products prices, however, keeps an artificial cap on the profits of downstream oil companies in India. Integrated refining and marketing companies stand to gain significantly from higher margins as the government moves towards market pricing for oil products.

Hindustan Petroleum Corporation (HPCL) is the second largest integrated refining and marketing company in India and represents the Fund's fourth largest position. HPCL has a strong distribution network and two well-located, wholly-owned refineries with good performance track records. Net profits rose 19% in fiscal '97 on the back of improved sales volumes. Industry experts suggest the company has earnings upside in excess of 100% on industry deregulation.


Textiles - Synthetic -- 9.1% of the Fund's total investments as of June 30, 1997

Reliance Industries, the largest holding of The India Fund, is the dominant holding in this sector, but it has long since ceased to be simply a textiles company. Reliance is a globally competitive company and is India's largest private sector company in terms of assets and profits and is number two in terms of sales. These sales encompass dominant market shares in India in petrochemicals and polymers, and fibers and fiber intermediates, leaving just 5% of fiscal '97 sales being derived from textiles.

Reliance's recent major investment program should yield significant results in terms of cash flow visible over the next three years. For example, in March of this year, the company commissioned its 750,000 tonnes per annum naphtha cracker, the largest single such unit in the world and at a capital cost per tonne nearly 30% below what such capacity would cost in the U.S. Despite strong stock price performance, we believe the near-term cash generation is not yet being fully factored into the stock price and that Reliance stock trades at a significant discount to the value of its assets and its organic growth prospects.

Barclays Global Investors
London
July 15, 1997

Schedule of Investments                                     The India Fund, Inc.
June 30, 1997 (Unaudited)

Number                                                                        Percent
of Shares         Security                                                 of Holdings                  Cost                 Value
----------------------------------------------------------------------------------------------------------------------------------
                  INDIA                                                        100.00%
==================================================================================================================================
                  COMMON STOCKS                                                 99.87%
==================================================================================================================================
                  Cement                                                         1.65%
        27,095    Associated Cement Companies+.........................................         $  2,168,912          $  1,099,315
       133,000    Dalmia Cement  ......................................................            1,582,861               859,113
       316,300    Gujarat Ambuja Cements...............................................            2,994,149             3,061,395
         5,532    Jaiprakash Industries+...............................................               15,425                 2,117
         1,600    Mysore Cements.......................................................                3,683                   693
       443,640    Shree Cement.........................................................              947,401               266,432
                                                                                              --------------         -------------
                                                                                                   7,712,431             5,289,065
                                                                                              --------------         -------------
                  Chemicals                                                      0.82%
           150    Atul Products........................................................                  292                    94
         6,020    Caprihans India .....................................................               25,444                 5,886
       515,500    ICI (India)..........................................................            2,743,294             2,620,698
            50    Indian Organic Chemicals+............................................                  140                     6
         1,000    JF Laboratories+.....................................................                1,741                    85
                                                                                              --------------         -------------
                                                                                                   2,770,911             2,626,769
                                                                                              --------------         -------------
                  Construction & Building Materials                              0.02%
        98,750    Novopan Industries...................................................              278,625                63,443
                                                                                              --------------         -------------
                  Consumer Miscellaneous                                         0.05%
           400    Hytaisun Magnetics+..................................................                  462                    20
           100    Nahar Spinning Mills.................................................                2,574                   372
       459,650    Premier Vinyl Flooring...............................................              775,946               156,640
           375    Surya Roshni.........................................................                  990                   230
         1,800    Titan Industries+....................................................                8,877                 3,168
                                                                                              --------------         -------------
                                                                                                     788,849               160,430
                                                                                              --------------         -------------
                  Consumer Non-Durable                                           4.77%
       376,952    Hindustan Lever......................................................            8,347,367            15,157,051
         8,100    ITC .................................................................               54,919               127,326
                                                                                              --------------         -------------
                                                                                                   8,402,286            15,284,377
                                                                                              --------------         -------------
                  Diversified Industries                                         3.37%
         1,200    DCM Shriram Consolidated.............................................                3,060                 1,398
       125,000    DCM Shriram Consolidated Warrants, exp. date 11/08/99+*..............                    0                     0
           650    Grasim Industries ...................................................               14,645                 6,777
           300    HMG Industries+......................................................                  616                    19
       741,750    Indian Rayon.........................................................           11,381,866             7,660,951
       250,000    Indian Rayon GDR.....................................................            2,293,625             3,125,000
        10,300    Kesoram Industries...................................................               48,727                13,163
                                                                                              --------------         -------------
                                                                                                  13,742,539            10,807,308
                                                                                              --------------         -------------

Schedule of Investments (continued)                         The India Fund, Inc.
June 30, 1997 (Unaudited)


Number                                                                        Percent
of Shares         Security                                                 of Holdings                  Cost                 Value
----------------------------------------------------------------------------------------------------------------------------------
                  Electricity                                                    0.03%
       100,900    CESC Ltd.............................................................       $      826,642        $      107,805
       439,000    CESC Ltd Class B Warrants, exp. date 9/30/99+*.......................            2,969,313                     0
           450    Tata Power Co........................................................                2,389                 1,685
                                                                                              --------------         -------------
                                                                                                   3,798,344               109,490
                                                                                              --------------         -------------
                  Electronics & Electrical                                       4.96%
       573,333    Asea Brown Boveri ...................................................            9,307,754            10,758,001
       350,000    Asian Electronics+...................................................            2,200,052             1,217,179
     1,226,600    Crompton Greaves ....................................................            7,957,142             2,552,561
     1,000,000    KEC International....................................................            3,276,480             1,347,765
         3,850    Siemens India........................................................               85,241                26,644
                                                                                              --------------         -------------
                                                                                                  22,826,669            15,902,150
                                                                                              --------------         -------------
                  Engineering                                                    3.34%
       657,150    Advani Oerlikon......................................................           1,797,260               642,465
        88,100    Kabra Extrusiontechnik...............................................              425,818                73,827
           100    Lakshmi Machine Works................................................               39,517                18,994
     1,334,950    Larsen & Toubro......................................................            8,554,007             9,098,542
        50,000    Larsen & Toubro GDR..................................................              700,000               862,500
                                                                                              --------------         -------------
                                                                                                  11,516,602            10,696,328
                                                                                              --------------         -------------
                  Extractive Industries                                         11.59%
       461,125    Hindalco Industries..................................................            9,195,381            12,597,214
    11,810,200    Hindustan Zinc.......................................................            5,279,742             7,587,558
       631,750    Indian Aluminium.....................................................            3,976,574             2,351,416
       418,830    Indian Aluminium GDR.................................................            2,294,816             1,518,259
     6,788,500    National Aluminium Company+..........................................            7,992,469             8,627,842
       804,780    Sesa Goa ............................................................           10,189,704             4,439,778
                                                                                              --------------         -------------
                                                                                                  38,928,686            37,122,067
                                                                                              --------------         -------------
                  Fertilizers                                                    0.73%
     8,370,500    Chambal Fertilizers & Chemicals......................................            7,131,735             2,338,128
        11,900    Nagarjuna Fertilizer & Chemicals.....................................               12,995                 4,903
         6,200    Southern Petrochemicals Industrial Corporation.......................               24,152                 4,763
                                                                                              --------------         -------------
                                                                                                   7,168,882             2,347,794
                                                                                              --------------         -------------
                  Finance                                                        3.68%
     1,800,100    Bank of Baroda+......................................................            3,198,730             4,651,096
     3,619,300    Oriental Bank of Commerce............................................            8,876,054             7,152,667
                                                                                              --------------         -------------
                                                                                                  12,074,784            11,803,763
                                                                                              --------------         -------------
                  Food                                                           0.03%
           700    American Dry Fruits+.................................................                1,397                   124
         1,350    Nestle India.........................................................               11,956                11,228
        52,000    Praj Industries .....................................................              368,619                68,268

Schedule of Investments (continued)                         The India Fund, Inc.
June 30, 1997 (Unaudited)


Number                                                                        Percent
of Shares         Security                                                 of Holdings                  Cost                 Value
----------------------------------------------------------------------------------------------------------------------------------
                  Food (continued)
       250,000    Rahul Dairy & Allied Products+                                              $       79,643       $         6,983
           700    Rank Aqua Estates+...................................................                1,775                    28
                                                                                              --------------         -------------
                                                                                                     463,390                86,631
                                                                                              --------------         -------------
                  Hotels & Leisure                                               0.00%
           150    Indian Hotels ......................................................                 2,449                 2,732
                                                                                              --------------         -------------
                  Household Appliances                                           0.20%
       600,000    IFB Industries.......................................................            3,271,110               368,715
         2,700    Kalyani Sharp+.......................................................                3,694                 1,357
        12,200    Phil Corporation.....................................................               33,334                 9,457
            30    Phillips India.......................................................                   29                    73
       645,100    Samtel Colour+.......................................................            1,557,877               216,234
         3,747    Videocon Appliances..................................................               21,892                 1,690
         1,800    Videocon International...............................................                5,876                 1,559
            78    Voltas ..............................................................                  362                    54
        25,300    Whirlpool of India+..................................................              148,290                32,862
                                                                                              --------------         -------------
                                                                                                   5,042,464               632,001
                                                                                              --------------         -------------
                  Packaging                                                      0.32%
       660,320    Flex  Industries.....................................................            4,118,949               745,166
        77,310    Flex  Industries Warrants, exp. date 11/30/97+*......................                    0                64,504
       588,100    Polyplex Corporation.................................................            2,041,672               207,806
           500    Universal Prime Aluminium+...........................................                  788                    17
                                                                                              --------------         -------------
                                                                                                   6,161,409             1,017,493
                                                                                              --------------         -------------
                  Petroleum Related                                              9.14%
     1,300,000    Hindustan Petroleum Corporation......................................          16,287,794            16,486,033
     2,200,000    Indian Petrochemicals................................................            8,185,831             8,910,615
       110,000    Indian Petrochemicals GDR............................................            1,235,810             1,540,000
     1,799,950    Madras Refineries....................................................            5,625,925             2,350,493
                                                                                              --------------         -------------
                                                                                                  31,335,360            29,287,141
                                                                                              --------------         -------------
                  Pharmaceuticals                                               11.39%
     1,136,800    Dr. Reddy's Laboratories.............................................            9,810,478             7,930,609
       600,000    E. Merck (India).....................................................            3,952,219             3,075,419
       318,550    Glaxo (India) .......................................................            2,258,714             3,296,726
       109,150    Merind+..............................................................            1,349,119               246,959
       798,800    Orchid Chemicals & Pharmaceuticals...................................            2,530,514             2,387,475
           800    Pfizer India.........................................................                9,917                 5,508
       800,000    Ranbaxy Laboratories.................................................           15,833,616            15,234,637
       224,800    Rhone-Poulenc India..................................................            3,109,285             3,638,872
       100,000    Sun Pharmaceuticals..................................................              582,052               689,944
                                                                                              --------------         -------------
                                                                                                  39,435,914            36,506,149
                                                                                              --------------         -------------

Schedule of Investments (continued)                         The India Fund, Inc.
June 30, 1997 (Unaudited)


Number                                                                        Percent
of Shares         Security                                                 of Holdings                  Cost                 Value
----------------------------------------------------------------------------------------------------------------------------------
                  Pulp & Paper                                                   0.65%
     1,300,000    Andhra Pradesh Rayons+...............................................         $  3,399,423        $    1,307,262
       250,000    Orient Paper Industries..............................................            1,862,427               333,450
         1,250    Pudumjee Pulp & Paper................................................               10,224                 1,449
       835,000    Rama Newsprint+......................................................              671,275                74,637
       530,000    Seshasayee Papers....................................................            1,353,440               370,112
                                                                                              --------------         -------------
                                                                                                   7,296,789             2,086,910
                                                                                              --------------         -------------
                  Steel                                                          1.48%
         9,300    Essar Steel..........................................................               35,853                 4,806
       300,000    Isibars..............................................................              947,217               209,497
         9,700    Jindal Strips........................................................              127,964                15,376
       300,000    Steel Authority of India GDR.........................................            2,990,500             2,647,500
       351,600    Tata Iron & Steel....................................................            1,856,474             1,878,310
                                                                                              --------------         -------------
                                                                                                   5,958,008             4,755,489
                                                                                              --------------         -------------
                  Steel Products                                                 0.00%
           800    Choksi Tubes.........................................................                1,897                   949
           100    Super Forging+.......................................................                  179                    12
                                                                                              --------------         -------------
                                                                                                       2,076                   961
                                                                                              --------------         -------------
                  Technology                                                     9.76%
       300,000    BFL Software.........................................................              808,705               787,709
         1,000    Digital Equipment (India)............................................                2,113                 4,365
       705,200    DSQ Software.........................................................            1,160,223               630,346
       200,000    Infosys Technologies.................................................            3,133,097            10,391,061
       100,000    Mastek ..............................................................              558,538               483,939
     1,272,700    NIIT ................................................................            6,947,231            15,357,721
       323,300    Pentafour Software and Exports.......................................            1,315,982             1,153,675
       961,780    Satyam Computer .....................................................            1,965,254             2,458,181
           400    Silverline Industries................................................                  547                   168
                                                                                              --------------         -------------
                                                                                                  15,891,690            31,267,165
                                                                                              --------------         -------------
                  Telecom                                                        8.33%
     2,120,000    Mahanagar Telephone Nigam............................................           12,954,810            17,987,430
       419,200    Videsh Sanchar Nigam GDR+............................................            6,887,668             8,698,400
                                                                                              --------------         -------------
                                                                                                  19,842,478            26,685,830
                                                                                              --------------         -------------
                  Telecom Equipment                                              0.20%
           600    Bhagyanagar Metals...................................................               1,448                   519
       175,000    MSL Industries.......................................................              725,099               153,492
       286,600    Punjab Wireless .....................................................            2,483,915               428,299
       355,400    Telephone Cables.....................................................            1,656,770                66,513
                                                                                              --------------         -------------
                                                                                                   4,867,232               648,823
                                                                                              --------------         -------------
                  Textiles - Cotton                                              1.81%
     1,402,250    Arvind Mills+........................................................            4,921,731             5,091,969


Schedule of Investments (continued)                         The India Fund, Inc.
June 30, 1997 (Unaudited)

Number                                                                        Percent
of Shares         Security                                                 of Holdings                  Cost                 Value
----------------------------------------------------------------------------------------------------------------------------------
                  Textiles - Cotton (continued)
           100    HP Cotton Textile Mills                                                  $             233    $               36
       385,650    Morarjee Goculdas Spinning & Weaving.................................            2,270,867               301,626
       200,000    Vardhaman Spinning & General Mills...................................              455,739               420,950
                                                                                              --------------         -------------
                                                                                                   7,648,570             5,814,581
                                                                                              --------------         -------------
                  Textiles - Synthetic                                           9.07%
     1,932,000    DCL Polyesters+......................................................            3,838,809               304,911
         1,600    Ester Industries+....................................................                1,673                   469
           600    Haryana Petrochemicals+..............................................                  685                    23
       842,500    JCT   ...............................................................            1,601,351               150,615
     2,480,909    Reliance Industries  ................................................           18,276,489            25,761,953
       115,000    Reliance Industries GDR..............................................            1,827,500             2,645,000
     1,167,300    Sanghi Polyesters+...................................................            2,166,217               195,637
         5,800    SRF..................................................................               15,613                 3,159
                                                                                              --------------         -------------
                                                                                                  27,728,337            29,061,767
                                                                                              --------------         -------------
                  Transport                                                      0.17%
     1,164,600    Modiluft+ ...........................................................            1,871,930               152,894
     1,492,700    NEPC Micon+..........................................................            4,312,234               387,769
                                                                                              --------------         -------------
                                                                                                   6,184,164               540,663
                                                                                              --------------         -------------
                  Vehicles                                                      11.48%
           450    Bajaj Auto ..........................................................                9,282                11,577
         4,900    Hindustan Motors ....................................................                6,416                 1,780
       311,050    Mahindra & Mahindra..................................................            3,105,493             3,762,141
     1,000,000    Punjab Tractors......................................................            6,988,502            18,784,916
       399,060    Tata Engineering & Locomotive........................................            4,614,403             5,038,411
       300,000    Tata Engineering & Locomotive GDS....................................            3,701,250             4,605,000
       351,650    TVS Suzuki ..........................................................            2,389,011             4,567,521
                                                                                              --------------         -------------
                                                                                                  20,814,357            36,771,346
                                                                                              --------------         -------------
                  Vehicle Components                                             0.83%
            25    Antifriction Bearings Corporation....................................                  100                    36
       231,650    Auto Corp of Goa.....................................................            1,194,052               355,887
           125    FAG Precision Bearings...............................................                  334                   270
           100    Gleitlager (India)+..................................................                   96                    13
       348,500    Kirloskar Oil Engines................................................            1,651,947               574,344
           195    Motor Industries Company.............................................               24,892                38,213
       950,000    Patheja Forgings & Auto Parts........................................            2,748,828               380,796
            95    SKF Bearings India...................................................               10,539                 6,810
        84,300    Swaraj Engines.......................................................              896,369             1,256,258
                                                                                              --------------         -------------
                                                                                                   6,527,157             2,612,627
                                                                                              --------------         -------------

                  TOTAL COMMON STOCKS                                                            335,211,452           319,991,293
                                                                                              ==============         =============

Schedule of Investments (continued)                         The India Fund, Inc.
June 30, 1997 (Unaudited)


Par Value                                                                     Percent
 (000)            Security                                                 of Holdings                  Cost                 Value
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
                  BONDS                                                         0.13%
==================================================================================================================================
                  Construction & Building Materials                             0.02%
INR 3,000         Bharat Earth Movers NCD 12.50%, 02/26/02*...........................          $     95,587         $     72,514
                                                                                              --------------         -------------

                  Diversified Industries                                        0.11%
INR 4,250         DCM Shriram NCD 13.00%, 11/6/01*.....................................              135,544               116,804
INR 4,125         DCM Shriram NCD 13.00%, 11/6/02*.....................................              131,558               113,368
INR 4,125         DCM Shriram NCD 13.00%, 11/6/03*.....................................              131,558               113,368
                                                                                              --------------         -------------
                                                                                                     398,660               343,540
                                                                                              --------------         -------------

                  TOTAL BONDS                                                                        494,247               416,054
                                                                                              ==============         =============

                  TOTAL INDIA                                                                    335,705,699           320,407,347
                                                                                              ==============         =============

                  TOTAL INVESTMENTS**                                          100.00%          $335,705,699          $320,407,347
                                                                                              ==============         =============


-------------
Footnotes and Abbreviations
GDR - Global Depository Receipt
GDS - Global Depository Security
INR - Indian Rupee
NCD - Non Convertible Debenture


+    Non-income producing security.
*    At fair value as determined under the supervision of the Board of
     Directors.
**   Aggregate cost for Federal income tax purposes is $335,882,074.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                  Excess of value over tax cost                     $68,633,135
                  Excess of tax cost over value                     (84,107,862)
                                                                   ------------
                                                                   ($15,474,727)
                                                                   ============

See accompanying notes to financial statements.

Statement of Assets and Liabilities                         The India Fund, Inc.
June 30, 1997 (Unaudited)

Assets
Investments, at value  (Cost $335,705,699) ........................................................ $ 320,407,347
Cash (including Indian rupees of $7,874,413 with a cost of $7,878,486) ............................    10,050,893
Receivables:
      Dividends and reclaims of excess taxes withheld .............................................     1,384,780
      Interest  (net of withholding tax of $3,205) ................................................        54,884
      Securities sold .............................................................................     8,749,131
Unamortized organization costs ....................................................................       106,594
Prepaid expenses ..................................................................................        50,767
                                                                                                    -------------
      Total Assets ................................................................................   340,804,396
                                                                                                    -------------
Liabilities
Payable for securities purchased ..................................................................    10,932,226
Due to Investment Manager .........................................................................       277,691
Due to Administrator ..............................................................................        53,489
Accrued expenses ..................................................................................       708,712
                                                                                                    -------------
       Total Liabilities ..........................................................................    11,972,118
                                                                                                    -------------
Net Assets ........................................................................................ $ 328,832,278
                                                                                                    =============
                                                                                                    -------------
NET ASSET VALUE PER SHARE ($328,832,278/34,007,133) ............................................... $        9.67
                                                                                                    =============
Net assets consist of:
Capital stock, $0.001 par value; 34,007,133 shares issued
        and outstanding (100,000,000 shares authorized) ........................................... $      34,007
Paid-in capital ...................................................................................   473,199,468
Accumulated net investment loss ...................................................................    (1,028,875)
Accumulated net realized loss on investments ......................................................  (127,790,356)
Net unrealized depreciation in value of investments, foreign currency holdings and on
        translation of other assets and liabilities denominated in foreign currency ...............   (15,581,966)
                                                                                                    -------------
                                                                                                    $ 328,832,278
                                                                                                    =============


See accompanying notes to financial statements.

Statement of Operations                                     The India Fund, Inc.
For the Six Months Ended June 30, 1997 (Unaudited)


Investment Income
Dividends (net of Indian taxes withheld of $267,594) .......................................................            $1,511,843
Interest (net of Indian taxes withheld of $16,501) .........................................................               403,228
                                                                                                                      -------------
  Total investment income ..................................................................................             1,915,071
                                                                                                                      -------------
Expenses
Management fees ....................................................................              $1,568,416
Custodian fees .....................................................................                 522,329
Administration fees ................................................................                 296,571
Insurance...........................................................................                  88,067
Legal fees..........................................................................                  72,648
Audit fees..........................................................................                  62,483
Printing............................................................................                  39,672
Transfer agent fees ................................................................                  34,712
Amortization of organizational costs ...............................................                  31,997
Directors' fees ....................................................................                  19,340
NYSE fees ..........................................................................                  16,037
Interest expense....................................................................                     985
Miscellaneous expenses..............................................................                   9,917
                                                                                                  ----------
  Total expenses ............................................................................................            2,763,174
                                                                                                                      -------------
      Net investment loss .................................................................................               (848,103)
                                                                                                                      -------------
Net Realized and Unrealized Gain (Loss) On Investments,
  Foreign Currency Holdings and Translation of Other Assets
  and Liabilities Denominated in Foreign Currency:
Net realized loss on:
      Security transactions .................................................................................           (30,162,501)
      Foreign currency related transactions .................................................................              (347,434)
                                                                                                                      -------------
                                                                                                                        (30,509,935)
Net change in unrealized appreciation in value of investments, foreign currency holdings
   and translation of other assets and liabilities denominated in foreign currency ..........................           103,034,161
                                                                                                                      -------------
Net realized and unrealized gain on investments, foreign currency holdings and translation
   of other assets and liabilities denominated in foreign currency ..........................................            72,524,226
                                                                                                                      -------------
Net increase in net assets resulting from operations ........................................................         $  71,676,123
                                                                                                                      =============

See accompanying notes to financial statements.

Statement of Changes in Net Assets                          The India Fund, Inc.


                                                                                           For the Six Months
                                                                                                  Ended              For the Year
                                                                                              June 30, 1997             Ended
                                                                                               (Unaudited)         December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
Net investment income (loss) .........................................................         $    (848,103)         $     668,886
Net realized loss on investments and foreign currency
      related transactions ...........................................................           (30,509,935)           (70,396,376)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets
      and liabilities denominated in foreign currency ................................           103,034,161             23,283,691
                                                                                               -------------          -------------
      Net increase (decrease) in net assets resulting from operations ................            71,676,123            (46,443,799)
                                                                                               -------------          -------------
Distribution to shareholders
Net investment income ($0.01 per share) ..............................................                  --                 (340,071)
                                                                                               -------------          -------------
      Decrease in net assets from distributions ......................................                  --                 (340,071)
                                                                                                -------------          -------------
Total increase (decrease) in net assets ..............................................            71,676,123            (46,783,870)
                                                                                               -------------          -------------
Net Assets
Beginning of period ..................................................................           257,156,155            303,940,025
                                                                                               -------------          -------------
End of period ........................................................................         $ 328,832,278          $ 257,156,155
                                                                                                =============          =============

See accompanying notes to financial statements.

Financial Highlights                                        The India Fund, Inc.
For a Share Outstanding throughout Each Period

                                                                                                                   For the Period
                                                                                                                  February 23, 1994
                                                          For the Six                                              (Commencement
                                                         Months Ended         For the               For the        of Operations)
                                                         June 30, 1997       Year Ended            Year Ended         Through
                                                          (Unaudited)     December 31, 1996    December 31, 1995   December 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of period ...................     $7.56              $8.94            $13.92               $13.98(1)
                                                               -----              -----            ------              -------
  Net investment income (loss) ...........................     (0.02)              0.02             (0.05)               (0.01)
  Net realized and unrealized gain (loss)
     on investments, foreign currency
     holdings, and translation of other
     assets and liabilities denominated
     in foreign currency .................................      2.13              (1.39)            (4.93)                0.08
                                                               -----              -----            ------              -------
  Net increase (decrease) from investment
     operations ..........................................      2.11              (1.37)            (4.98)                0.07
                                                               -----              -----            ------              -------
  Less Dividends and Distributions
     Dividends from net investment income ................       --               (0.01)              --                   --
     Distributions from net realized gains ...............       --                 --                --                 (0.13)
                                                               -----              -----            ------              -------
  Total dividends and distributions ......................       --               (0.01)              --                 (0.13)
                                                               -----              -----            ------              -------
  Net asset value, end of period .........................     $9.67              $7.56             $8.94               $13.92
                                                               =====              =====             =====               ======
Per share market value, end of period ....................   $9.5625             $7.625            $8.875               $10.75
Total Investment Return Based on
Market Value2 ............................................     25.41%            (14.08)%          (17.44)%             (23.32)%
Ratios/Supplemental Data
   Net assets, end of period (in 000s) ...................  $328,832           $257,156          $303,940             $473,241
   Ratios of expenses to average net assets ..............      1.94%(3)           2.03%(4)          2.03%                1.98%(3)
   Ratios of net investment income (loss) to
   average net assets ....................................     (0.59)%(3)          0.22%(4)         (0.38)%              (0.06)%(3)
   Portfolio turnover ....................................     28.11%             33.57%            25.28%               20.93%
   Average commission rate paid* .........................   $0.0159            $0.0176              N/A                  N/A

1 Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.04 per share.
2 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended December 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.
3    Annualized.
4 Includes expense waivers by the Custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.
* Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

See accompanying notes to financial statements.

Notes to Financial Statements                               The India Fund, Inc.
June 30, 1997 (Unaudited)


NOTE A: Summary of Significant Accounting Policies

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund conducts its investment activities in India as a tax resident in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on February 23, 1994, the Fund had no activities other than the sale of 7,133 shares of capital stock to Oppenheimer & Co., Inc. ("Oppenheimer"). At June 30, 1997, Oppenheimer owned 7,133 shares of the Fund's capital stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

     (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,
     (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and
     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $480,558 (0.15% of net assets) at June 30, 1997, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Notes to Financial Statements (continued)                   The India Fund, Inc.
June 30, 1997 (Unaudited)

At December 31, 1996, the Fund had a capital loss carryover of $90,041,406 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $24,657,681 will expire in the year 2003 and $65,383,725 will expire in the year 2004.

The Fund's capital losses and foreign exchange losses incurred after October 31, 1996, but before December 31, 1996, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such capital losses and foreign exchange losses of $7,056,040 and $98,879, respectively.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and
     (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis

Notes to Financial Statements (continued)                   The India Fund, Inc.
June 30, 1997 (Unaudited)


treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 1996, the Fund reclassified $467,015 from accumulated net realized loss on investments to undistributed net investment income as a result of permanent book and tax differences primarily relating to realized foreign currency losses during the year ended December 31, 1996. Net investment income and net assets were not affected by the reclassifications.

Other. Costs of $322,971 incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.


NOTE B: Management, Investment Advisory and Administrative Services

Advantage Advisers, Inc., a subsidiary of Oppenheimer, serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Through July 31, 1997, Barclays Global Investors International Inc. served as Investment Adviser to the Fund under the terms of an investment advisory agreement (the "Advisory Agreement"). Effective August 1, 1997, Advantage Advisers, Inc. assumed the portfolio management responsibility that the Investment Adviser previously provided. Infrastructure Leasing & Financial Services Limited serves as the Fund's Country Adviser under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager will supervise the Fund's investment program, including advising and consulting with the Fund's Investment Adviser. Pursuant to the Country Advisory Agreement, the Country Adviser will furnish advice and make recommendations to the Investment Adviser regarding the purchase, sale or holding of particular Indian securities, provide research and statistical data to the Fund and assist in the implementation and execution of investment decisions. For its services, the Investment Manager received monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Investment Adviser and Country Adviser each received from the Investment Manager monthly fees at an annual rate of 0.30% of the Fund's average weekly net assets. Effective August 1, 1997, the Investment Manager will receive monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser will receive from the Investment Manager monthly fees at an annual rate of 0.30% of the Fund's average weekly net assets. For the six months ended June 30, 1997, fees earned by the Investment Manager amounted to $1,568,416.

Oppenheimer serves as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended June 30, 1997, these fees amounted to $285,166. The Administrator subcontracts certain of these services to PFPC Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 1997, fees and expenses of the Mauritius Administrator amounted to $11,405.

Notes to Financial Statements (continued)                   The India Fund, Inc.
June 30, 1997 (Unaudited)


On July 22, 1997, Oppenheimer Group Inc. and Oppenheimer Equities, Inc. agreed to sell all of the stock of Oppenheimer Holdings, Inc. the parent company of the Investment Manager and the Administrator, to CIBC Wood Gundy Securities Corp. This transaction will result in a change of control of the Investment Manager and, in accordance with the Investment Company Act, requires shareholder approval of new investment advisory agreements for the Fund with the Investment Manager and the Country Adviser.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Country Adviser or Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.


NOTE C: Portfolio Activity

Purchases and sales of securities, other than short-term obligations, aggregated $97,235,834 and $75,384,959, respectively, for the six months ended June 30, 1997.

At June 30, 1997, the Fund owned securities valued at approximately $46,982,543 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.


NOTE D: Foreign Income Tax

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian Company prior to June 1, 1997, which has been provided for by the Fund. Effective June 1, 1997, under India tax law, no taxes shall be withheld on dividends declared, distributed or paid by an Indian company after June 1, 1997. Instead, the company distributing the dividend is liable for tax at the rate of 10% of dividend amount. Effective June 1, 1997, the Indian government repealed the 15% withholding tax on dividends. Going forward a 10% tax will be withheld at the source by each Indian corporation. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

In Mauritius, the Fund is not liable for income tax under the current Mauritian legislation. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. For the six months ended June 30, 1997, no provision for Mauritius taxes has been made. Moreover, to the extent

Notes to Financial Statements (continued)                   The India Fund, Inc.
June 30, 1997 (Unaudited)


that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.


NOTE E: Other

At June 30, 1997, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.

Concentration of Credit Risk. The Fund maintains cash at Bank of New York ("BONY"), its custodian, in interest bearing accounts and the State Bank of India ("SBI"), its sub-custodian, in a non-interest bearing account. Total cash of the Fund at June 30, 1997, represents 3.1% of net assets.

Results of the Annual Shareholders Meeting                  The India Fund, Inc.


The Fund held its annual shareholders meeting on April 18, 1997. At this meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending December 31, 1997. The following tables provide information concerning the matters voted on at the meeting:


I. Election of Directors

Nominee                         Votes For               Votes Abstained
-------                         ---------               ---------------
Jeswald W. Salacuse             25,805,900              464,733
Charles F. Barker               25,789,900              479,923


II. Ratification of Price Waterhouse LLP as the
Independent Accountants of the Fund

Votes For                       Votes Against           Votes Abstained
---------                       -------------           ---------------
25,932,943                      227,473                 109,407

                              THE INDIA FUND, INC.




                              INVESTMENT ADVISER:
                           BARCLAYS GLOBAL INVESTORS
                              INTERNATIONAL, INC.


                               INVESTMENT MANAGER:
                            ADVANTAGE ADVISERS, INC.


                                 ADMINISTRATOR:
                            OPPENHEIMER & CO., INC.


                               SUB-ADMINISTRATOR:
                                   PFPC, INC.


                                TRANSFER AGENT:
                                 PNC BANK, N.A.

                                   CUSTODIAN:
                         THE CHASE MANHATTAN BANK, N.A.